UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2022 (March 23, 2022)

RF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Somerset, #05-06

Singapore 238164

+65 6904 0766

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A common stock	RFACU	The Nasdaq Stock Market LLC
Share of Class A common stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC
Rights, each right receives one-tenth of one share of Class A common stock	RFACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2022, RF Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment, and one right to receive one-tenth of one share of Class A Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261765) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 20, 2021, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated March 23, 2022, by and between the Company and EarlyBirdCapital, Inc., as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated March 23, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Rights Agreement, dated March 23, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
●	A Letter Agreement, dated March 23, 2022, (the “Letter Agreement”), by and among the Company, its executive officers, its directors and RF Dynamic LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated March 23, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated March 23, 2022, by and among the Company, the Sponsor and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Private Placement Warrants Purchase Agreement, dated March 23, 2022, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	A Private Placement Warrants Purchase Agreement, dated March 23, 2022, by and between the Company and EarlyBirdCapital, Inc. (together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
●	A Securities Subscription Agreement, dated March 23, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.
●	An Administrative Services Agreement, dated March 23, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.
●	A Business Combination Marketing Agreement, dated March 23, 2022, by and between the Company and EarlyBirdCapital, Inc., a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.
●	EBC Founder Shares Purchase Letter Agreement, dated as of April 12, 2021, between the Company and EarlyBirdCapital, Inc.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of 4,050,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, and 500,000 warrants to EarlyBirdCapital, Inc., generating gross proceeds to the Company of $4,550,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on March 23, 2022, Simon Eng Hock Ong and Vincent Hui Yang (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that the Directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective March 23, 2022, Simon Eng Hock Ong, Vincent Hui Yang, and Benjamin Waisbren were appointed to the Board’s Audit Committee, with Simon Eng Hock Ong serving as chair of the Audit Committee, and Simon Eng Hock Ong, Vincent Hui Yang, and Benjamin Waisbren were appointed to the Board’s Compensation Committee, with Benjamin Waisbren serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Vincent Hui Yang, and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Benjamin Waisbren, and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Tse Meng Ng and Simon Eng Hock Ong and will expire at the Company’s third annual meeting of shareholders.

On March 23, 2022, in connection with his appointment to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.9 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $101,000,000 of the proceeds from the IPO and the sale of the Private Placement Warrants were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the shares of Class A Common Stock included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate a Business Combination) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On March 23, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 28, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 23, 2022, by and between the Company and EarlyBirdCapital, Inc., as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated March 23, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Rights Agreement, dated March 23, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Letter Agreement, dated March 23, 2022, by and among the Company, its executive officers, its directors and RF Dynamic LLC.

10.2	Investment Management Trust Agreement, dated March 23, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated March 23, 2022, by and among the Company, RF Dynamic LLC, and EarlyBirdCapital, Inc.

10.4	Private Placement Warrants Purchase Agreement, dated March 23, 2022, by and between the Company and RF Dynamic LLC.

10.5	Private Placement Warrants Purchase Agreement, dated March 23, 2022, by and between the Company and EarlyBirdCapital, Inc.

10.6	Securities Subscription Agreement, dated March 23, 2022, by and between the Company and the Sponsor.

10.7	Administrative Services Agreement, dated March 23, 2022, by and between the Company and the Sponsor.

10.8	EBC Founder Shares Purchase Letter Agreement, dated as of April 12, 2021, by and between the Company and EarlyBirdCapital, Inc.

10.11	Business Combination Marketing Agreement, dated March 23, 2022, by and between the Company and EarlyBirdCapital, Inc.

99.1	Press Release dated March 23, 2022.

99.2	Press Release dated March 28, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF ACQUISITION CORP.

By:	/s/ Tse Meng Ng
Name: Tse Meng Ng
Title: Chairman Chief Executive Officer

Dated: March 29, 2022

[Signature Page to Form 8-K]